DREYFUS PREMIER INSURED MUNICIPAL BOND FUND
LETTER TO SHAREHOLDERS
Dear Shareholder:
      We are pleased to report the performance for Dreyfus Premier Insured Municipal Bond Fund for its fiscal year ended July 31, 1997, as shown in the following table:

                                                                    TOTAL RETURN*             DISTRIBUTION RATE**
                                                                    ------------               ---------------
           Class A................................                      8.91%                        4.20%
           Class B................................                      8.28%                        3.90%
           Class C................................                      8.07%                        3.65%

THE ECONOMY
      Optimism about inflation and moderating economic growth brought long-term interest rates to their lowest levels in nearly eighteen months by the end of the reporting period. The Gross Domestic Product (GDP), after a remarkably strong annual growth rate of 4.9% in the first quarter, moderated in the most recent quarter to just 2.2%. A more reluctant consumer was the prime contributor to the slowdown, as evidenced by retail sales, which declined from March through May despite strong job growth and rising incomes. This slowdown helped dispel fears that the economy was growing too quickly and that the Federal Reserve might again raise interest rates as a precaution against a resurgence in inflation. The Federal Open Market Committee ("FOMC"), the policy-making arm of the Federal Reserve, has raised interest rates just once in more than two years. That hike came in March 1997 when the Federal Funds rate was increased by one quarter of a percentage point to 5.50%. (The Federal Funds rate is the rate of interest that banks charge one another for overnight loans.)
      Inflation has been virtually dormant over the reporting period. The Consumer Price Index (CPI) rose at an annual rate of just 1.4% over the first six months of the year, the lowest rate for the first half of a year since
1986. For the 12-month period ending in June, the CPI gained a modest 2.3%.
The GDP price deflator, a Commerce Department inflation gauge, posted its smallest quarterly advance since 1961 when it rose at an annual rate of only 0.7% for the second quarter. Producer prices were even tamer. In June the Producer Price Index fell for the sixth consecutive month, bringing the Index to the same level as twelve months earlier.
      The tight labor market over the reporting period added to concerns about a potential rekindling of inflation. The unemployment rate fell to 4.8% in May, matching a 24-year low; after rising to 5.0% in June, it fell back to 4.8% in July. Despite the robust growth of new jobs, there was little inflationary pressure from rising wages. Over the past year, salaries and wages rose 3.2%, a rate that remained noninflationary because of solid productivity growth, lower energy costs, and a strong dollar that helped keep the prices of imports down. Corporations continued to seek more efficient ways of operating. Business investment in new machinery and technology surged over the reporting period, compensating by efficiency for the thriftiness of consumers. There appears to be growing evidence that these heavy investments in high technology have enabled businesses to gain production efficiencies not readily measured by conventional economic statistics. That may account for the high level of noninflationary growth achieved by the economy.
      Consumer confidence rose throughout the reporting period as incomes grew and the rapid rate of job creation gave workers a greater sense of employment stability. The budget accord between Congress and the administration, and the tax cut proposal announced at the end of July, should help ease investor concern about the Federal deficit. Tax receipts have surged, boosted by rising corporate profits and individual incomes. Early reports indicate that the nation's budget deficit for fiscal year 1997 could be at its lowest level, as a percentage of the total economy, since 1970. Despite all the good economic news, we are mindful that the economy is in its seventh year of low-inflation expansion, and that this is unprecedented. We remain alert to signs of excess that may pose a threat to our present economic and financial stability.

MARKET ENVIRONMENT
      While the markets closed the most recent reporting period on an optimistic note, they were not without sporadic bouts of volatility throughout the year. In late summer and early fall 1996, as attention focused on the tightening of the labor markets and the economy continued to expand at a quickening pace, investors became convinced of an imminent tightening of monetary policy by the FOMC. As such, interest rates were driven to their highest levels in more than a year. As subsequent data showed an abatement in the pace of the economy's rate of growth and the absence of any clear signs of inflationary pressures, market perceptions quickly reversed, sending prices up and interest rates back down to more comfortable levels. These rapid shifts in investors' perceptions of the economy and the appropriate levels of long-term interest rates occurred frequently throughout the year, establishing a broad trading range in prices. With the turn of the calendar into 1997, however, these higher levels proved unsustainable as evidence of the resilience of the economy's current expansion continued to mount. The resulting rise in long-term interest rates foretold the move by the FOMC to assume a more restrictive posture at its March meeting. In the ensuing months, however, there emerged a renewed sense of optimism about the markets with the evolution of a school of thought proposing a "new paradigm" wherein the economy could continue to experience an extended period of steady growth without the attendant surge in inflation we have become accustomed to. This view was so compelling a force in the market that interest rates were propelled to their lowest levels of the entire year.
THE PORTFOLIO
      In managing your Fund's assets during a period of such volatility, a decidedly conservative posture was maintained. During those periods when perceptions became more tentative, emphasis was placed on those securities bearing more muted characteristics of principal volatility and higher levels of tax-free income. At these times higher levels of cash reserves were established in order to further buffer the portfolio from the consequences of a rising interest rate environment. As perceptions became more constructive and prices advanced, trading activity sought to extend portfolio duration in order to capitalize on potential price appreciation inherent in such an environment. By striving to achieve a balanced posture addressing both the generation of tax-free income and a measure of total return reflective of the market in general, your Fund's performance during this reporting period was affected positively. Throughout this process, investment performance was further impacted by enhancing the liquidity and appreciation characteristics of the portfolio, by extending the optional redemption characteristics, and improving the underlying creditworthiness of its holdings.
      We appreciate your investment in the Dreyfus Premier Insured Municipal Bond Fund, and we want to assure you that we are, at all times, working in the Fund's best interest.
                                  Very truly yours,
                      [Richard J. Moynihan signature logo]
                                  Richard J. Moynihan
                                  Director, Municipal Portfolio Management
                                  The Dreyfus Corporation
August 18, 1997
New York, N.Y.
* Total return includes reinvestment of dividends and any capital gains paid, and does not take into consideration the maximum initial sales charge in the case of Class A shares or the contingent deferred sales charge imposed on redemptions in the case of Class B and Class C shares.
** Distribution rate per share is based upon dividends per share paid from net investment income during the period, divided by the maximum offering price at the end of the period in the case of Class A shares or the net asset value per share in the case of Class B and Class C shares, adjusted for capital gain distributions. Some investors may be subject to the Federal Alternative Minimum Tax.

DREYFUS PREMIER INSURED MUNICIPAL BOND FUND                JULY 31, 1997
COMPARISON OF CHANGE IN VALUE OF $10,000 INVESTMENT IN DREYFUS PREMIER INSURED MUNICIPAL BOND FUND
CLASS A SHARES AND CLASS B SHARES AND THE LEHMAN BROTHERS MUNICIPAL BOND
INDEX

$12,943
Lehman Brothers
Municipal Bond Index*
Dollars
$12,387
Dreyfus Premier Insured
Municipal Bond Fund
(Class B Shares)
$12,316
Dreyfus Premier Insured
Municipal Bond Fund
(Class A Shares)
*Source: Lehman Brothers

Average Annual Total Returns
                        Class A Shares                                              Class B Shares
------------------------------------------------------------        -------------------------------------------------------------
                                                                                                       % Return Reflecting
                                                % Return                                               Applicable Contingent
                                               Reflecting                                 % Return        Deferred Sales
                          % Return Without   Maximum Initial                             Assuming No       Charge Upon
Period Ended 7/31/97        Sales Charge    Sales Charge (4.5%)  Period Ended 7/31/97    Redemption        Redemption*
--------------------         --------        ---------           ------------              ------          ----------
1 Year                         8.91%            3.97%            1 Year                     8.28%            4.28%
From Inception (5/3/94)        8.14             6.62             From Inception (5/3/94)    7.60             6.81

                        Class C Shares
-------------------------------------------------------------
                                         % Return Reflecting
                                         Applicable Contingent
                              % Return      Deferred Sales
                            Assuming No      Charge Upon
Period Ended 7/31/97         Redemption     Redemption**
------------                  --------        ---------
1 Year                         8.07%            7.08%
From Inception (12/4/95)       4.40             4.40
Past performance is not predictive of future performance.
The above graph compares a $10,000 investment made in each of the Class A shares and Class B shares of Dreyfus Premier Insured Municipal Bond Fund on 5/3/94 (Inception Date) to a $10,000 investment made in the Lehman Brothers Municipal Bond Index on that date. For comparative purposes, the value of the Index on 4/30/94 is used as the beginning value on 5/3/94. All dividends and capital gain distributions are reinvested. Performance for Class C shares will vary from the performance of both Class A and Class B shares shown above due to differences in charges and expenses.
The Fund invests primarily in municipal securities which are insured as to the timely payment of principal and interest by recognized insurers of municipal securities. The Fund's performance shown in the line graph takes into account the maximum initial sales charge on Class A shares and the maximum contingent deferred sales charge on Class B shares and all other applicable fees and expenses. Unlike the Fund, the Lehman Brothers Municipal Bond Index is an unmanaged total return performance benchmark for the long-term, investment grade tax exempt bond market, calculated by using municipal bonds selected to be representative of the municipal market overall; however, THE BONDS IN THE INDEX GENERALLY ARE NOT INSURED. The Index does not take into account charges, fees and other expenses which can contribute to the Index potentially outperforming the Fund. Further information relating to Fund performance, including expense reimbursements, if applicable, is contained in the Financial Highlights section of the Prospectus and elsewhere in this report. Neither the Fund shares nor the market value of its portfolio securities are insured.
*The maximum contingent deferred sales charge for Class B shares is 4% and is reduced to 0% after six years.
**The maximum contingent deferred sales charge for Class C shares is 1% for shares redeemed within one year of the date of purchase.

DREYFUS PREMIER INSURED MUNICIPAL BOND FUND
STATEMENT OF INVESTMENTS                                                                         JULY 31, 1997
                                                                                                    Principal
Long-Term Municipal Investments-96.6%                                                                Amount          Value
                                                                                                     -------         -------
California-7.7%
California Housing Finance Agency, Revenue 5.70%, 8/1/2016 (Insured; MBIA)..                   $     200,000   $     203,094
California Pollution Control Financing Authority, PCR (Southern California
Edison Co.)
  6.40%, 12/1/2024 (Insured; AMBAC).........................................                         400,000         432,244
Contra Costa, COP (Merrithew Memorial Hospital Project)
  5.375%, 11/1/2017 (Insured; MBIA).........................................                         750,000         756,975
Florida-3.8%
Dade County, Water and Sewer Systems Revenue 5.25%, 10/1/2021 (Insured; FGIC)                        500,000         496,575
Miami Health Facilities Authority, Health Facility Revenue, Refunding
  (Mercy Hospital Project) 5.125%, 8/15/2020 (Insured; AMBAC)...............                         200,000         194,852
Georgia-4.2%
Atlanta and Fulton County Recreation Authority, Revenue, Refunding
  (Downtown Arena Public Improvement Project) 5.375%, 12/1/2026 (Insured; MBIA)                      750,000         753,533
Illinois-12.2%
Chicago Midway Airport, Revenue 6.25%, 1/1/2024 (Insured; MBIA).............                         200,000         212,478
Chicago Wastewater Transmission Revenue:
  6.375%, 1/1/2024 (Insured; MBIA)..........................................                         200,000         220,680
  Refunding, 5.125%, 1/1/2025 (Insured; FGIC)...............................                       1,000,000         976,220
Illinois Health Facilities Authority, Revenue:
  (Northwestern Medical Faculty Foundation-Health Care)
    6.625%, 11/15/2025 (Insured; MBIA)......................................                         500,000         561,610
  Refunding (Lutheran General Health System) 6.25%, 4/1/2018 (Insured; FSA).                         200,000         221,528
Indiana-10.6%
Indiana Health Facility Financing Authority, HR:
  (Lutheran Hospital of Indiana, Inc.) 7%, 2/15/2019 (Insured; AMBAC,
Prerefunded
     2/15/1999) (a).........................................................                         600,000         638,526
  Refunding (Community Hospital of Anderson Project) 6%, 1/1/2014 (Insured; MBIA)                  1,000,000       1,051,170
Lafayette Redevelopment Authority, Redevelopment Lease Rent
  5.95%, 1/1/2020 (Insured; MBIA)...........................................                         200,000         209,712
Iowa-1.9%
Clinton, PCR, Refunding (Interstate Power Co. Project)
  6.35%, 12/1/2012 (Insured; AMBAC).........................................                         300,000         333,177
Massachusetts-11.8%
Massachusetts Housing Finance Agency:
  Housing Revenue, Refunding 6.75%, 7/1/2028 (Insured; AMBAC)...............                       1,000,000       1,071,820
  SFHR 6.60%, 12/1/2026 (Insured; AMBAC)....................................                         995,000       1,056,063
Nevada-1.2%
Clark County Passenger Facility Charge, Revenue, Custodial Receipts
  (Las Vegas McCarran International Airport) 6.25%, 7/1/2022 (Insured; AMBAC)                        200,000         211,584

DREYFUS PREMIER INSURED MUNICIPAL BOND FUND
STATEMENT OF INVESTMENTS (CONTINUED)                                                               JULY 31, 1997
                                                                                                    Principal
Long-Term Municipal Investments (continued)                                                          Amount           Value
                                                                                                     -------         -------
New Jersey-7.3%
New Jersey Economic Development Authority:
  PCR (Public Service Electric & Gas Co.) 6.40%, 5/1/2032 (Insured; MBIA)...                   $     200,000    $    218,360
New Jersey Economic Development Authority (continued):
  Water Facilities Revenue (NJ American Water Co., Inc. Project)
  6.875%, 11/1/2034 (Insured; FGIC).........................................                         500,000         564,675
New Jersey Housing and Mortgage Finance Agency, Home Buyer Revenue
  6.375%, 10/1/2026 (Insured; MBIA).........................................                         500,000         524,375
New Mexico-5.6%
Farmington, PCR, Refunding (Southern California Edison Co.)
  5.875%, 6/1/2023 (Insured; MBIA)..........................................                         750,000         785,610
Santa Fe 6.30%, 6/1/2024 (Insured; AMBAC, Prerefunded 6/1/2004) (a).........                         200,000         222,390
New York-9.5%
Metropolitan Transportation Authority, Dedicated Tax Fund
  5.25%, 4/1/2026 (Insured; MBIA)...........................................                       1,000,000         992,600
New York State Dormitory Authority, Revenue (Mount Sinai Medical School)
  5.15%, 7/1/2024 (Insured; MBIA)...........................................                         500,000         501,430
New York State Energy, Research and Development Authority, PCR, Refunding
  (Rochester Gas & Electric Project) 6.50%, 5/15/2032 (Insured; MBIA).......                         200,000         217,114
North Dakota-1.2%
Grand Forks Health Care Facilities Revenue (United Hospital Obligated Group)
  6.25%, 12/1/2019 (Insured; MBIA)..........................................                         200,000         216,546
Oklahoma-2.5%
Oklahoma Industries Authority, HR (Baptist Medical Center)
  7%, 8/15/2014 (Insured; AMBAC, Prerefunded 8/15/2000) (a).................                         400,000         440,312
Ohio-2.7%
University of Cincinnati, COP (University of Cincinnati Center Project)
  5.125%, 6/1/2024 (Insured; MBIA)..........................................                         500,000         492,435
South Carolina-1.2%
South Carolina Public Service Authority, Revenue, Refunding
  6.375%, 7/1/2021 (Insured; AMBAC).........................................                         200,000         219,954
Texas-7.1%
Austin, Airport Systems Revenue 6.125%, 11/15/2025 (Insured; MBIA)..........                         500,000         532,345
Gulf Coast Waste Disposal Authority, Revenue, Refunding (Houston Light &
Power Co. Project)
  6.375%, 4/1/2012 (Insured; MBIA)..........................................                         200,000         220,670
South Texas Community College District 5.75%, 8/15/2015 (Insured; AMBAC)....                         500,000         525,505

DREYFUS PREMIER INSURED MUNICIPAL BOND FUND
STATEMENT OF INVESTMENTS (CONTINUED)                                                           JULY 31, 1997
                                                                                                    Principal
Long-Term Municipal Investments (continued)                                                           Amount          Value
                                                                                                     -------         -------
Washington-6.1%
Washington, MFMR 7.40%, 1/1/2030 (Insured; FSA).............................                    $  1,000,000    $  1,104,360
                                                                                                                     -------
TOTAL LONG-TERM MUNICIPAL INVESTMENTS
  (cost $16,239,920)........................................................                                     $17,380,522
                                                                                                                     ======
Short-Term Municipal Investments-3.4%
New York-1.7%
New York City Municipal Water Finance Authority, Water and Sewer System
Revenue, VRDN
  3.60% (Insured; FGIC) (b).................................................                   $     300,000   $     300,000
Texas-1.7%
Brazos River Authority, PCR (Texas Utilities Electric Co.) VRDN 3.65% (Insured; AMBAC)               300,000         300,000
                                                                                                                     -------
TOTAL SHORT-TERM MUNICIPAL INVESTMENTS (cost $600,000)......................                                   $     600,000
                                                                                                                     ======
TOTAL MUNICIPAL INVESTMENTS-100.0% (cost $16,839,920).......................                                     $17,980,522
                                                                                                                     ======

Summary of Abbreviations
AMBAC         American Municipal Bond Assurance Corporation      MBIA    Municipal Bond Investors Assurance
COP           Certificate of Participation                                    Insurance Corporation
FGIC          Financial Guaranty Insurance Company               MFMR    Multi-Family Mortgage Revenue
FSA           Financial Security Assurance                       PCR     Pollution Control Revenue
HR            Hospital Revenue                                   SFHR    Single Family Housing Revenue
                                                                 VRDN    Variable Rate Demand Notes

Summary of Combined Ratings (Unaudited)
Fitch (c)              or          Moody's             or         Standard & Poor's          Percentage of Value
--------                           --------                       ------------------         -------------------
AAA                                Aaa                            AAA                               96.6%
F-1, F-1+                          VMIG1, MIG1, P1                SP1, A1                            3.4
                                                                                                   ----
                                                                                                   100.0%
                                                                                                   ====

Notes to Statement of Investments:
    (a) Bonds which are prerefunded are collateralized by U.S. Government securities which are held in escrow and are used to pay principal and interest on the municipal issue and to retire the bonds in full at the earliest refunding date.
    (b) Securities payable on demand. The interest rate, which is subject to change, is based upon bank prime rates or an index of market interest rates.
    (c) Fitch currently provides creditworthiness information for a limited number of investments.
    (d) At July 31, 1997, 47.4% of the Fund's net assets are insured by MBIA and 30.8% are insured by AMBAC.



SEE NOTES TO FINANCIAL STATEMENTS.

DREYFUS PREMIER INSURED MUNICIPAL BOND FUND
STATEMENT OF ASSETS AND LIABILITIES                                                                    JULY 31, 1997
                                                                                                    Cost              Value
                                                                                                  -------            -------
ASSETS:                          Investments in securities-See Statement of Investments       $16,839,920        $17,980,522
                                 Cash.......................................                                         114,359
                                 Interest receivable........................                                         220,737
                                 Prepaid expenses...........................                                          36,286
                                                                                                                     -------

                                                                                                                  18,351,904
                                                                                                                     -------
LIABILITIES:                     Due to The Dreyfus Corporation and affiliates                                         4,694
                                 Due to Distributor.........................                                           8,136
                                 Payable for shares of Beneficial Interest redeemed                                    5,754
                                 Accrued expenses and other liabilities.....                                          23,227
                                                                                                                     -------

                                                                                                                      41,811
                                                                                                                     -------
NET ASSETS..................................................................                                     $18,310,093
                                                                                                                     =======
REPRESENTED BY:                  Paid-in capital............................                                     $17,120,291
                                 Accumulated net realized gain (loss) on investments                                  49,200
                                 Accumulated gross unrealized appreciation on investments                          1,140,602
                                                                                                                     -------
NET ASSETS..................................................................                                     $18,310,093
                                                                                                                     =======

                                                    NET ASSET VALUE PER SHARE
                                                ----------------------------------


                                                                                    Class A          Class B         Class C
                                                                                    -------          -------         -------
Net Assets..................................................                     $8,090,323      $10,218,695          $1,075
Shares Outstanding..........................................                        597,902          754,985          79.361
NET ASSET VALUE PER SHARE...................................                         $13.53           $13.53          $13.54
                                                                                       ====             ====            ====


SEE NOTES TO FINANCIAL STATEMENTS.

DREYFUS PREMIER INSURED MUNICIPAL BOND FUND
STATEMENT OF OPERATIONS                                                                        YEAR ENDED JULY 31, 1997
INVESTMENT INCOME
INCOME                           Interest Income............................                                      $1,088,519
EXPENSES:                        Management fee-Note 3(a)...................                    $   103,453
                                 Distribution fees-Note 3(b)................                         53,335
                                 Shareholder servicing costs-Note 3(c)......                         47,647
                                 Registration fees..........................                         47,063
                                 Auditing fees..............................                         18,513
                                 Legal fees.................................                         10,816
                                 Prospectus and shareholders' reports.......                          8,845
                                 Trustees' fees and expenses-Note 3(d)......                          5,993
                                 Custodian fees.............................                          2,837
                                 Loan commitment fees-Note 2................                            157
                                 Miscellaneous..............................                         16,030
                                                                                                     ------
                                       Total Expenses.......................                        314,689
                                 Less-reduction in management fee due to
                                     undertaking-Note 3(a)..................                        (26,374)
                                                                                                     ------
                                       Net Expenses.........................                                         288,315
                                                                                                                      ------
INVESTMENT INCOME-NET.......................................................                                         800,204
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS-Note 4:
                                 Net realized gain (loss) on investments....                   $     49,319
                                 Net unrealized appreciation (depreciation) on investments          683,061
                                                                                                     ------
NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS......................                                         732,380
                                                                                                                      ------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS........................                                      $1,532,584
                                                                                                                      ======




SEE NOTES TO FINANCIAL STATEMENTS.

DREYFUS PREMIER INSURED MUNICIPAL BOND FUND
STATEMENT OF CHANGES IN NET ASSETS
                                                                                          Year Ended         Year Ended
                                                                                         July 31, 1997      July 31, 1996
                                                                                           --------           -------
OPERATIONS:
    Investment income-net..................................................           $     800,204     $     877,544
    Net realized gain (loss) on investments................................                  49,319           107,880
    Net unrealized appreciation (depreciation) on investments..............                 683,061            21,056
                                                                                           --------           -------
          Net Increase (Decrease) in Net Assets Resulting from Operations..               1,532,584         1,006,480
                                                                                           --------           -------
DIVIDENDS TO SHAREHOLDERS FROM:
    Investment income-net:
      Class A shares.......................................................                (369,967)         (418,559)
      Class B shares.......................................................                (430,199)         (458,960)
      Class C shares.......................................................                     (38)              (25)
    Net realized gain on investments:
      Class A shares.......................................................                 (38,568)          (20,944)
      Class B shares.......................................................                 (53,235)          (25,745)
      Class C shares.......................................................                      (5)               (2)
                                                                                           --------           -------
          Total Dividends..................................................                (892,012)         (924,235)
                                                                                           --------           -------
BENEFICIAL INTEREST TRANSACTIONS:
    Net proceeds from shares sold:
      Class A shares.......................................................                 607,447         1,931,728
      Class B shares.......................................................               1,347,382         1,825,900
      Class C shares.......................................................                    -                1,000
    Dividends reinvested:
      Class A shares.......................................................                 257,949           267,130
      Class B shares.......................................................                 330,335           311,548
      Class C shares.......................................................                      43                28
    Cost of shares redeemed:
      Class A shares.......................................................              (1,471,651)       (2,111,785)
      Class B shares.......................................................              (2,672,018)       (1,048,828)
                                                                                           --------           -------
          Increase (Decrease) in Net Assets from Beneficial Interest Transactions        (1,600,513)        1,176,721
                                                                                           --------           -------
            Total Increase (Decrease) in Net Assets........................                (959,941)        1,258,966
NET ASSETS:
    Beginning of Period....................................................              19,270,034        18,011,068
                                                                                           --------           -------
    End of Period..........................................................             $18,310,093       $19,270,034
                                                                                           ========           =======



SEE NOTES TO FINANCIAL STATEMENTS.

DREYFUS PREMIER INSURED MUNICIPAL BOND FUND
STATEMENT OF CHANGES IN NET ASSETS (CONTINUED)
                                                                                                    Shares
                                                                                       ----------------------------------
                                                                                          Year Ended        Year Ended
                                                                                        July 31, 1997     July 31, 1996
                                                                                         ----------        ----------
CAPITAL SHARE TRANSACTIONS:
    Class A
    -----
    Shares sold............................................................                  46,183           147,108
    Shares issued for dividends reinvested.................................                  19,586            20,186
    Shares redeemed........................................................                (111,584)         (159,424)
                                                                                              -----             -----
                                 Net Increase (Decrease) in Shares Outstanding              (45,815)            7,870
                                                                                              =====             =====
    Class B
    -----
    Shares sold............................................................                 102,444           138,665
    Shares issued for dividends reinvested.................................                  25,069            23,538
    Shares redeemed........................................................                (203,605)          (79,501)
                                                                                              -----             -----
                                 Net Increase (Decrease) in Shares Outstanding             (76,092)            82,702
                                                                                              =====             =====
    Class C*
    -----
    Shares sold............................................................                      --                74
    Shares issued for dividends reinvested.................................                       3                 2
                                                                                              -----             -----
                                 Net Increase (Decrease) in Shares Outstanding                    3                76
                                                                                              =====             =====
    *From December 4, 1995 (commencement of initial offering) to July 31,
    1996.


SEE NOTES TO FINANCIAL STATEMENTS.

DREYFUS PREMIER INSURED MUNICIPAL BOND FUND
FINANCIAL HIGHLIGHTS
    Contained below is per share operating performance data for a share of Beneficial Interest outstanding, total investment return, ratios to average net assets and other supplemental data for each period indicated. This information has been derived from the Fund's financial statements.

                                                                                         Class A Shares
                                                                         --------------------------------------------------
                                                                                      Year Ended July 31,
                                                                         --------------------------------------------------
PER SHARE DATA:                                                            1997         1996         1995        1994(1)
                                                                           ----         ----         ----        ----
    Net asset value, beginning of period...................              $13.06       $13.01       $12.94      $12.50
                                                                           ----         ----         ----        ----
    Investment Operations:
    Investment income-net..................................                 .60          .63          .77         .18
    Net realized and unrealized gain (loss)
      on investments.......................................                 .53          .08          .07         .44
                                                                           ----         ----         ----        ----
    Total from Investment Operations.......................                1.13          .71          .84         .62
                                                                           ----         ----         ----        ----
    Distributions:
    Dividends from investment income-net...................                (.60)        (.63)        (.77)       (.18)
    Dividends from net realized gain on investments........                (.06)        (.03)           -           -
                                                                           ----         ----         ----        ----
    Total Distributions....................................                (.66)        (.66)        (.77)       (.18)
                                                                           ----         ----         ----        ----
    Net asset value, end of period.........................              $13.53       $13.06       $13.01      $12.94
                                                                           ====         ====         ====        ====
TOTAL INVESTMENT RETURN (2)................................                8.91%        5.56%        6.86%       4.99%(3)
RATIOS/SUPPLEMENTAL DATA:
    Ratio of expenses to average net assets................                1.24%        1.17%         .08%          -
    Ratio of net investment income
      to average net assets................................                4.54%        4.80%        6.02%       5.44%(4)
    Decrease reflected in above expense ratios
      due to undertakings by the Manager...................                 .14%         .13%        1.25%       2.50%(4)
    Portfolio Turnover Rate................................               44.50%       29.73%        9.17%          -
    Net Assets, end of period (000's Omitted)..............              $8,090       $8,409       $8,272      $2,525
    (1)  From May 4, 1994 (commencement of operations) to July 31, 1994.
    (2)  Exclusive of sales load.
    (3)  Not annualized.
    (4)  Annualized.





SEE NOTES TO FINANCIAL STATEMENTS.

DREYFUS PREMIER INSURED MUNICIPAL BOND FUND
FINANCIAL HIGHLIGHTS (CONTINUED)
    Contained below is per share operating performance data for a share of Beneficial Interest outstanding, total investment return, ratios to average net assets and other supplemental data for each period indicated. This information has been derived from the Fund's financial statements.

                                                                                         Class B Shares
                                                                         --------------------------------------------
                                                                                      Year Ended July 31,
                                                                         --------------------------------------------
PER SHARE DATA:                                                            1997         1996         1995        1994(1)
                                                                           ----         ----         ----        ----
    Net asset value, beginning of period...................              $13.07       $13.01       $12.95      $12.50
                                                                           ----         ----         ----        ----
    Investment Operations:
    Investment income-net..................................                 .53          .57          .71         .16
    Net realized and unrealized gain (loss)
      on investments.......................................                 .52          .09          .06         .45
                                                                           ----         ----         ----        ----
    Total from Investment Operations.......................                1.05          .66          .77         .61
                                                                           ----         ----         ----        ----
    Distributions:
    Dividends from investment income-net...................                (.53)        (.57)        (.71)       (.16)
    Dividends from net realized gain on investments........                (.06)        (.03)           -           -
                                                                           ----         ----         ----        ----
    Total Distributions....................................                (.59)        (.60)        (.71)       (.16)
                                                                           ----         ----         ----        ----
    Net asset value, end of period.........................              $13.53       $13.07       $13.01      $12.95
                                                                           ====         ====         ====        ====
TOTAL INVESTMENT RETURN (2)................................                8.28%        5.09%        6.24%       4.94%(3)
RATIOS/SUPPLEMENTAL DATA:
    Ratio of expenses to average net assets................                1.75%        1.68%         .59%        .50%(4)
    Ratio of net investment income
      to average net assets................................                4.03%        4.28%        5.51%       4.90%(4)
    Decrease reflected in above expense ratios
      due to undertakings by the Manager...................                 .14%         .13%        1.27%       2.50%(4)
    Portfolio Turnover Rate................................               44.50%       29.73%        9.17%          -
    Net Assets, end of period (000's Omitted)..............             $10,219      $10,860       $9,739      $3,343
    (1)  From May 4, 1994 (commencement of operations) to July 31, 1994.
    (2)  Exclusive of sales load.
    (3)  Not annualized.
    (4)  Annualized.



SEE NOTES TO FINANCIAL STATEMENTS.

DREYFUS PREMIER INSURED MUNICIPAL BOND FUND
FINANCIAL HIGHLIGHTS (CONTINUED)
    Contained below is per share operating performance data for a share of Beneficial Interest outstanding, total investment return, ratios to average net assets and other supplemental data for each period indicated. This information has been derived from the Fund's financial statements.

                                                                                                   Class C Shares
                                                                                            ------------------------------
                                                                                                Year Ended July 31,
                                                                                            ------------------------------
PER SHARE DATA:                                                                                 1997            1996(1)
                                                                                                ----            ----
    Net asset value, beginning of period....................................                  $13.07          $13.53
                                                                                                ----            ----
    Investment Operations:
    Investment income-net...................................................                     .50             .34
    Net realized and unrealized gain (loss)
      on investments........................................................                     .53            (.43)
                                                                                                ----            ----
    Total from Investment Operations........................................                    1.03            (.09)
                                                                                                ----            ----
    Distributions:
    Dividends from investment income-net....................................                    (.50)           (.34)
    Dividends from net realized gain on investments.........................                    (.06)           (.03)
                                                                                                ----            ----
    Total Distributions.....................................................                    (.56)           (.37)
                                                                                                ----            ----
    Net asset value, end of period..........................................                  $13.54          $13.07
                                                                                                ====            ====
TOTAL INVESTMENT RETURN (2).................................................                    8.07%           (.94%)(3)
RATIOS/SUPPLEMENTAL DATA:
    Ratio of expenses to average net assets.................................                    2.00%           2.08%(3)
    Ratio of net investment income
      to average net assets.................................................                    3.70%           3.84%(3)
    Decrease reflected in above expense ratios
      due to undertakings by the Manager....................................                     .11%           1.17%(3)
    Portfolio Turnover Rate.................................................                   44.50%          29.73%
    Net Assets, end of period (000's Omitted)...............................                      $1              $1
    (1)  From December 4, 1995 (commencement of initial offering) to July 31, 1996.
    (2)  Exclusive of sales load.
    (3)  Annualized.


SEE NOTES TO FINANCIAL STATEMENTS.

DREYFUS PREMIER INSURED MUNICIPAL BOND FUND
NOTES TO FINANCIAL STATEMENTS
NOTE 1-SIGNIFICANT ACCOUNTING POLICIES:
    Dreyfus Premier Insured Municipal Bond Fund (the "Fund") is registered under the Investment Company Act of 1940 ("Act") as a non-diversified open-end management investment company. The Fund's investment objective is to maximize current income exempt from Federal and, where applicable, from State personal income taxes to the extent consistent with the preservation of capital. The Dreyfus Corporation ("Manager") serves as the Fund's investment adviser. The Manager is a direct subsidiary of Mellon Bank, N.A.
    On January 8, 1997, the Fund's Trustees approved a change of the Fund's name, effective March 31, 1997, from Premier Insured Municipal Bond Fund, National Series to Dreyfus Premier Insured Municipal Bond Fund.
    Premier Mutual Fund Services, Inc. (the "Distributor") is the distributor of the Fund's shares. The Fund is authorized to issue an unlimited number of $.001 par value shares in the following classes of shares: Class A, Class B and Class C. Class A shares are subject to a sales charge imposed at the time of purchase, Class B shares are subject to a contingent deferred sales charge ("CDSC") on Class B share redemptions made within six years of purchase (five years for shareholders beneficially owning Class B shares on November 30,
1996) and Class C shares are subject to a CDSC imposed on Class C shares redeemed within one year of purchase. Other differences between the three Classes include the services offered to and the expenses borne by each Class and certain voting rights.
    The Fund's financial statements are prepared in accordance with generally accepted accounting principles which may require the use of management estimates and assumptions. Actual results could differ from those estimates.
    (A) PORTFOLIO VALUATION: Investments in securities (excluding options and financial futures on municipal and U.S. treasury securities) are valued each business day by an independent pricing service ("Service") approved by the Board of Trustees. Investments for which quoted bid prices are readily available and are representative of the bid side of the market in the judgment of the Service are valued at the mean between the quoted bid prices (as obtained by the Service from dealers in such securities) and asked prices (as calculated by the Service based upon its evaluation of the market for such securities). Other investments (which constitute a majority of the portfolio securities) are carried at fair value as determined by the Service, based on methods which include consideration of: yields or prices of municipal securities of comparable quality, coupon, maturity and type; indications as to values from dealers; and general market conditions. Options and financial futures on municipal and U.S. treasury securities are valued at the last sales price on the securities exchange on which such securities are primarily traded or at the last sales price on the national securities market on each business day. Investments not listed on an exchange or the national securities market, or securities for which there were no transactions, are valued at the average of the most recent bid and asked prices. Bid price is used when no asked price is available.
    (B) SECURITIES TRANSACTIONS AND INVESTMENT INCOME: Securities transactions are recorded on a trade date basis. Realized gain and loss from securities transactions are recorded on the identified cost basis. Interest income, adjusted for amortization of premiums and original issue discounts on investments, is earned from settlement date and recognized on the accrual basis. Securities purchased or sold on a when-issued or delayed-delivery basis may be settled a month or more after the trade date.
    (C) DIVIDENDS TO SHAREHOLDERS: It is the policy of the Fund to declare dividends daily from investment income-net. Such dividends are paid monthly. Dividends from net realized capital gain are normally declared and paid annually, but the Fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code. To the extent that net realized capital gain can be offset by capital loss carryovers, if any, it is the policy of the Fund not to distribute such gain.
    (D) FEDERAL INCOME TAXES: It is the policy of the Fund to continue to qualify as a regulated investment company, which can distribute tax exempt dividends, by complying with the applicable provisions of the Internal Revenue Code,
DREYFUS PREMIER INSURED MUNICIPAL BOND FUND
NOTES TO FINANCIAL STATEMENTS (CONTINUED) and to make distributions of income and net realized capital gain sufficient to relieve it from substantially all Federal income and excise taxes.
NOTE 2-BANK LINE OF CREDIT:
    The Fund participates with other Dreyfus-managed funds in a $600 million redemption facility ("Facility") to be utilized for temporary or emergency purposes, including the financing of redemptions. In connection therewith, the Fund has agreed to pay commitment fees on its pro rata portion of the Facility. Interest is charged to the Fund at rates based on prevailing market rates in effect at the time of borrowings. For the period ended July 31, 1997, the Fund did not borrow under the Facility.
NOTE 3-MANAGEMENT FEE AND OTHER TRANSACTIONS WITH AFFILIATES:
    (A) Pursuant to a management agreement with the Manager, the management fee is computed at the annual rate of .55 of 1% of the value of the Fund's average daily net assets and is payable monthly. The Manager has undertaken from August 1, 1996 through July 31, 1997, to reduce the management fees paid by, or reimburse such excess expenses of the Fund, to the extent that the Fund's aggregate annual expenses (excluding 12b-1 distribution plan fees, taxes, brokerage, interest on borrowings, commitment fees and extraordinary expenses) exceed an annual rate of 1.25% of the value of the Fund's average daily net assets. The reduction in management fee, pursuant to the undertaking, amounted to $26,374 during the period ended July 31, 1997.
    (B) Under the Distribution Plan adopted pursuant to Rule 12b-1 under the Act, the Fund pays the Distributor for distributing the Fund's Class B and Class C shares at an annual rate of .50 of 1% of the value of the average daily net assets of Class B shares and .75 of 1% of the value of the average daily net assets of Class C shares. During the period ended July 31, 1997, $53,327 was charged to the Fund for the Class B shares and $8 was charged to the Fund for the Class C shares.
    (C) Under the Shareholder Services Plan, the Fund pays the Distributor, at an annual rate of .25 of 1% of the value of the average daily net assets of Class A, Class B and Class C shares for the provision of certain services. The services provided may include personal services relating to shareholder accounts, such as answering shareholder inquiries regarding the Fund and providing reports and other information, and services related to the maintenance of shareholder accounts. The Distributor may make payments to Service Agents (a securities dealer, financial institution or other industry professional) in respect of these services. The Distributor determines the amounts to be paid to Service Agents. During the period ended July 31, 1997, $20,358, $26,663 and $3 were charged to Class A, Class B and C shares, respectively, by the Distributor pursuant to the Shareholder Services Plan.
    The Fund compensates Dreyfus Transfer, Inc., a wholly-owned subsidiary of the Manager, under a transfer agency agreement for providing personnel and facilities to perform transfer agency services for the Fund. Such compensation amounted to $9,057 during the period ended July 31, 1997.
    (D) Each trustee who is not an "affiliated person," as defined in the Act receives from the Fund an annual fee of $1,000 and an attendance fee of $250 per meeting. The Chairman of the Board receives an additional 25% of such compensation.
NOTE 4-SECURITIES TRANSACTIONS:
    The aggregate amount of purchases and sales of investment securities, excluding short-term securities, during the period ended July 31, 1997 amounted to $7,757,535 and $9,520,672, respectively.
    At July 31, 1997, the cost of investments for Federal income tax purposes was substantially the same as the cost for financial reporting purposes (see the Statement of Investments).

DREYFUS PREMIER INSURED MUNICIPAL BOND FUND
REPORT OF ERNST & YOUNG LLP, INDEPENDENT AUDITORS
SHAREHOLDERS AND BOARD OF TRUSTEES
DREYFUS PREMIER INSURED MUNICIPAL BOND FUND
    We have audited the accompanying statement of assets and liabilities of Dreyfus Premier Insured Municipal Bond Fund, including the statement of investments, as of July 31, 1997, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and financial highlights for each of the years indicated therein. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.
    We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of July 31, 1997 by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.
    In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Dreyfus Premier Insured Municipal Bond Fund at July 31, 1997, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the indicated years, in conformity with generally accepted accounting principles.

                              [Ernst and Young LLP signature logo]

New York, New York
September 4, 1997


DREYFUS PREMIER INSURED MUNICIPAL BOND FUND
IMPORTANT TAX INFORMATION (UNAUDITED)
    In accordance with Federal tax law, the Fund hereby makes the following designations regarding its fiscal year ended July 31, 1997:
    -all the dividends paid from investment income-net are "exempt-interest dividends" (not generally subject to regular Federal income tax), and
    -the Fund hereby designates $.0016 per share as a long-term capital gain distribution of the $.0620 per share paid on December 5, 1996.
    As required by Federal tax law rules, shareholders will receive notification of their portion of the Fund's taxable ordinary dividends (if any) and capital gain distributions (if any) paid for the 1997 calendar year on Form 1099-DIV which will be mailed by January 31, 1998.



DREYFUS PREMIER INSURED MUNICIPAL
BOND FUND
200 Park Avenue
New York, NY 10166
MANAGER
The Dreyfus Corporation
200 Park Avenue
New York, NY 10166
CUSTODIAN
The Bank of New York
90 Washington Street
New York, NY 10286
TRANSFER AGENT &
DIVIDEND DISBURSING AGENT
Dreyfus Transfer, Inc.
P.O. Box 9671
Providence, RI 02940



Printed in U.S.A.                        128/376AR977
Annual Report
Dreyfus Premier
Insured Municipal
Bond Fund
July 31, 1997
Registration Mark
[Dreyfus lion/2hres logo]